SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

         Date of Report (Date of earliest event reported): July 31, 1998



                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

    FLORIDA                          1-4604                      65-0341002
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                   3000 TAFT STREET, HOLLYWOOD, FLORIDA 33021
                         (Address of principal offices)

        Registrant's telephone number, including area code: 954/987-6101

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement dated June 9, 1998 (the "Stock Purchase Agreement"), the Registrant acquired, effective July 31, 1998, through its 80% owned subsidiary, HEICO Aerospace Holdings Corp., all of the outstanding capital stock of McClain International Inc. ("McClain") from all of its shareholders. In consideration for this acquisition, the Registrant paid $41,000,000 in cash. The purchase price is subject to adjustment based on the actual net worth of McClain as of July 31, 1998. Concurrent with the purchase of the capital stock of McClain, the Registrant purchased from one of McClain's selling shareholders McClain's headquarters and manufacturing facility for $2,500,000 in cash. The purchase prices of the capital stock and related real estate were determined through arms-length negotiations. This acquisition is being accounted for using the purchase method of accounting.

McClain designs, manufactures, and overhauls FAA-approved aircraft jet engine replacement components.

In connection with this acquisition, two of the former shareholders entered into consulting, non-competition and employment agreements with McClain.

The source of the purchase price was $11 million from available funds, $9 million from an additional investment advance by Lufthansa Technik AG (Lufthansa), which owns 20% of HEICO Aerospace Holdings Corp., and $25 million from proceeds of a $120 million revolving credit facility entered into by the Registrant on July 30, 1998, with SunTrust Bank, South Florida, N.A.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)             Financial statements of businesses acquired
                  The financial statements of McClain International Inc. required by Rule 3-05(b) of Regulation S-X are included as Exhibits 99.1 and 99.2.

  (b)             Pro forma financial information
                  The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

                  Introductory note to unaudited pro forma consolidated
                    condensed financial statements (page 3).
                  Unaudited pro forma consolidated condensed balance sheet as of
                    April 30, 1998 (page 4).
                  Unaudited pro forma consolidated condensed statement of
                    operations for the six months ended April 30, 1998 (page 5).
                  Unaudited pro forma consolidated condensed statement of
                    operations for the year ended October 31, 1997 (page 6).

  (c)             Exhibits

                  2. Stock Purchase Agreement dated as of June 9, 1998 among HEICO Aerospace Holdings Corp., McClain International Inc., Randolph S. McClain, Janet M. Wallace and Paul R. Schwinne (without schedules).

                  10.1 Agreement for the Sale and Purchase of Real Property by and among Randolph S. McClain and HEICO Aerospace Holdings Corp.

                  10.2 Credit Agreement among HEICO Corporation and SunTrust Bank, South Florida, N.A., as Agent, dated as of July 30, 1998.

                  99.1 Financial statements of McClain International Inc., for the six months ended June 30, 1998 (Unaudited).

                  99.2 Financial statements of McClain International Inc. for the years ended December 31, 1997 and December 31, 1996.

                       HEICO CORPORATION AND SUBSIDIARIES
                         INTRODUCTORY NOTE TO UNAUDITED
              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet and statements of operations utilize the historical financial condition and results of operations of HEICO Corporation and subsidiaries (the Company) as of April 30, 1998 and for the six months then ended and for the year ended October 31, 1997. The unaudited pro forma consolidated condensed financial statements have been prepared on the basis summarized below:

     1. The unaudited pro forma consolidated condensed balance sheet as of April 30, 1998, assumes that the Company's acquisition of all of the outstanding capital stock of McClain International, Inc., and the related real estate had been consummated as of that date.

     2. The unaudited pro forma consolidated condensed statement of operations for the six months ended April 30, 1998, assumes that the Company's acquisition of all of the outstanding capital stock of McClain International, Inc., and the related real estate had been consummated as of the beginning of the six-month period ended April 30, 1998.

     3. The unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1997, assumes that the company's acquisition of all of the outstanding capital stock of McClain International, Inc., and the related real estate had been consummated as of the beginning of the year ended October 31, 1997.

The unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of actual operating results had the acquisition been made at the beginning of the period presented or of future results of operations.

                                             HEICO CORPORATION AND SUBSIDIARIES
                                       PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                                    as of April 30, 1998
                                                        (unaudited)

                                                         HEICO              MCCLAIN               PRO FORMA             PRO FORMA
                                                     CORPORATION(1)    INTERNATIONAL, INC.(2)    ADJUSTMENTS            COMBINED
                                                   ----------------   ---------------------   ---------------     -----------------
                   ASSETS
Current assets:
  Cash and cash equivalents                        $     21,774,000   $           1,555,000   $   (12,135,000)(3) $      11,194,000
  Short-term investments                                  5,108,000                       -                 -             5,108,000
  Accounts receivable, net                               15,027,000               2,387,000                 -            17,414,000
  Inventories                                            23,068,000               1,140,000           (25,000)(4)        24,183,000
  Prepaid expenses and other current assets               2,309,000                  12,000                 -             2,321,000
  Deferred income taxes                                   1,215,000                       -                 -             1,215,000
                                                   ----------------   ---------------------   ---------------     -----------------

     Total current assets                                68,501,000               5,094,000       (12,160,000)           61,435,000

  Property, plant and equipment, net                      9,674,000               1,267,000         2,400,000 (5)        13,341,000
  Intangible assets, net                                 13,070,000                       -        37,779,000 (4)        50,849,000
  Unexpended bond proceeds                                4,617,000                       -                 -             4,617,000
  Deferred income taxes                                     331,000                       -                 -               331,000
  Other assets                                            3,394,000                 164,000          (128,000)(6)         3,430,000
                                                   ----------------   ---------------------   ---------------     -----------------

     Total assets                                  $     99,587,000   $           6,525,000   $    27,891,000     $     134,003,000
                                                   ================   =====================   ===============     =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt             $        377,000   $                   -   $             -     $         377,000
  Trade accounts payable                                  6,434,000                 240,000                 -             6,674,000
  Accrued expenses and other current liabilities          9,150,000                 171,000             5,000 (4)         9,326,000
  Income taxes payable                                      893,000                       -                 -               893,000
                                                   ----------------   ---------------------   ---------------     -----------------

     Total current liabilities                           16,854,000                 411,000             5,000            17,270,000
                                                  -----------------   ---------------------   ---------------     -----------------

  Long-term debt and capital leases                      10,333,000                       -        25,000,000 (4)        35,333,000
                                                  -----------------   ---------------------   ---------------     -----------------
  Other non-current liabilities                           2,932,000                       -                 -             2,932,000
                                                  -----------------   ---------------------   ---------------     -----------------

  Minority interest in consolidated subsidiary            4,375,000                       -         9,000,000 (4)        13,375,000
                                                  -----------------   ---------------------   ---------------     -----------------

  Commitments and contingencies:

  Shareholders' equity:
     Preferred stock, none issued                                 -                       -                 -                     -
     Common stock                                           126,000                 111,000          (111,000)(7)           126,000
     Capital in excess of par value                      35,910,000                 198,000          (198,000)(7)        35,910,000
     Unrealized gain on investments                         379,000                       -                 -               379,000
     Retained earnings                                   31,176,000               5,805,000        (5,805,000)(7)        31,176,000
                                                  -----------------   ---------------------   ---------------     -----------------

                                                        67,591,000                6,114,000        (6,114,000)           67,591,000

  Less:  Note receivable from employee savings
             and investment plan                        (2,498,000)                       -                 -            (2,498,000)
                                                 -----------------   ----------------------   ---------------     -----------------

     Total shareholders' equity                         65,093,000                6,114,000        (6,114,000)           65,093,000
                                                 -----------------   ----------------------   ---------------     -----------------

     Total liabilities and shareholders' equity  $      99,587,000   $            6,525,000   $    27,891,000     $     134,003,000
                                                 =================   ======================   ===============     =================

                 See accompanying notes to unaudited pro forma consolidated condensed financial statements

                                          HEICO CORPORATION AND SUBSIDIARIES
                               PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                        For the six months ended April 30, 1998
                                                      (unaudited)


                                                  HEICO             MCCLAIN                   PRO FORMA            PRO FORMA
                                               CORPORATION (1)   INTERNATIONAL, INC. (8)     ADJUSTMENTS            COMBINED
                                             --------------     --------------------      ----------------     ----------------
Net sales                                    $     42,456,000   $          6,718,000      $              -     $     49,174,000
                                             ----------------   --------------------      ----------------     ----------------

Operating costs and expenses:
Cost of sales                                      26,996,000              3,008,000 *                   -           30,004,000
Selling, general and administrative expenses        7,481,000                910,000 *             330,000 (9)        8,721,000
                                             ----------------   --------------------      ----------------     ----------------

Total operating costs and expenses                 34,477,000              3,918,000               330,000           38,725,000
                                             ----------------   --------------------      ----------------     ----------------

Income from operations                              7,979,000              2,800,000              (330,000)          10,449,000

Interest expense                                     (253,000)                     -              (844,000)(10)      (1,097,000)
Interest and other income                           1,099,000                 77,000              (367,000)(11)         809,000
                                             ----------------   --------------------      ----------------     ----------------

Income before income taxes and
   minority interest                                8,825,000              2,877,000            (1,541,000)          10,161,000

Income tax expense                                  2,990,000                      -               520,000 (12)       3,510,000
                                             ----------------   --------------------      ----------------     ----------------

Net income before minority interest                 5,835,000              2,877,000            (2,061,000)           6,651,000

Minority interest                                   1,102,000                      -               302,000 (13)       1,404,000
                                             ----------------   --------------------      ----------------     ----------------

Net income                                   $      4,733,000   $          2,877,000      $     (2,363,000)         $ 5,247,000
                                             ================   ====================      ================     ================

Net income per share
   Basic                                     $           0.38                                                  $           0.42
                                             ================                                                  ================
   Diluted                                   $           0.31                                                  $           0.34
                                             ================                                                  ================

Weighted average number of common
   shares outstanding
   Basic                                           12,452,808                                                        12,452,808
                                             ================                                                  ================
   Diluted                                         15,509,149                                                        15,509,149
                                             ================                                                  ================


               See accompanying notes to unaudited pro forma consolidated condensed financial statements



*Amounts have been reclassified to conform to classifications within HEICO Corporation's Consolidated Condensed Statement of Operations

                                           HEICO CORPORATION AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                                      For the twelve months ended October 31, 1997
                                                       (unaudited)


                                                  HEICO                MCCLAIN                 PRO FORMA            PRO FORMA
                                               CORPORATION  (14)  INTERNATIONAL, INC. (15)    ADJUSTMENTS           COMBINED
                                             ---------------      -------------------      ----------------     ----------------
Net sales                                    $    63,674,000      $        11,081,000      $              -     $     74,755,000
                                             ---------------      -------------------      ----------------     ----------------

Operating costs and expenses:
Cost of sales                                     43,045,000                5,061,000                     -           48,106,000
Selling, general and administrative expenses      11,515,000                2,247,000                59,000 (9)       13,821,000
                                             ---------------    ---------------------      ----------------     ----------------

Total operating costs and expenses                54,560,000                7,308,000                59,000           61,927,000
                                             ---------------    ---------------------      ----------------     ----------------

Income from operations                             9,114,000                3,773,000               (59,000)          12,828,000

Interest expense                                    (477,000)                       -            (1,688,000)(10)      (2,165,000)
Interest and other income                          1,722,000                  103,000              (634,000)(11)       1,191,000
                                             ---------------    ---------------------      ----------------     ----------------

Income before income taxes and
   minority interest                              10,359,000                3,876,000            (2,381,000)          11,854,000

Income tax expense                                 3,340,000                        -               582,000 (12)       3,922,000
                                             ---------------    ---------------------      ----------------     ----------------

Net income before minority interest                7,019,000                3,876,000            (2,963,000)           7,932,000

Minority interest                                          -                        -               454,000 (13)         454,000
                                             ---------------    ---------------------      ----------------     ----------------

Net income                                   $     7,019,000    $           3,876,000      $     (3,417,000)    $      7,478,000
                                             ===============    =====================      ================     ================


Net income per share:
   Basic                                     $          0.58                                                    $           0.62
                                             ===============                                                    ================
   Diluted                                   $          0.49                                                    $           0.52
                                             ===============                                                    ================

Weighted average number of common
   shares outstanding
   Basic                                          12,040,359                                                          12,040,359
                                             ================                                                   ================
   Diluted                                        14,418,308                                                          14,418,308
                                             ================                                                   ================


                See accompanying notes to unaudited pro forma consolidated condensed financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


(1) As reported in the Company's Form 10-Q as of and for the six-month period ended April 30, 1998.

(2) Represents McClain's balance sheet as of June 30, 1998.

(3) Represents the net decrease in cash resulting from the purchase costs and a cash distribution to McClain shareholders of $1.3 million as follows:

    Proceeds from revolving credit facility                            $   25,000,000
    Proceeds from investment advance from Lufthansa                         9,000,000
    Distribution of excess cash to McClain shareholders prior
       to closing                                                          (1,300,000)
    McClain purchase costs, including estimated purchase price adjustment based on net worth at closing of $1.2 million and
       estimated acquisition costs of $.1 million                         (44,835,000)
                                                                       --------------
                                                                       $  (12,135,000)
                                                                       ==============

(4) Represents adjustments to record acquired assets and assumed liabilities based on their fair market values and the excess of cost over the fair value of net assets acquired from the acquisition. The origin of the purchase costs is as follows:

    Purchase costs:
       Cash paid from available funds                              $ 10,835,000
       Cash paid from revolving credit proceeds                      25,000,000
       Cash paid from investment by Lufthansa                         9,000,000
                                                                   ------------
          Total purchase costs                                     $ 44,835,000
                                                                   ============

    Allocation of purchase costs:
       Cash and cash equivalents                                      $ 255,000
       Accounts receivable                                            2,387,000
       Inventories                                                    1,115,000
       Other current assets                                              12,000
       Plant and equipment                                            1,167,000
       Related real estate                                            2,500,000
       Other assets                                                      36,000
       Liabilities assumed                                             (416,000)
                                                                   ------------
          Subtotal                                                    7,056,000
       Excess of costs over the fair value of net assets acquired    37,779,000
                                                                   ------------
          Total allocation of purchase costs                       $ 44,835,000
                                                                   ============

(5) Represents the purchase of the related real estate for $2.5 million, net of a $.1 million reduction in the equipment to record the allocation of purchase costs as set forth in 4 above.

(6) Represents the transfer of a life insurance policy effected prior to acquisition.

(7) Represents the elimination of McClain's stockholders' equity.

(8) Represents McClain's statement of operations for the six months ended June 30, 1998.

(9) Represents the amortization of the excess of costs over the fair value of net assets acquired over 30 years net of elimination of bonuses paid to shareholders.

                                                SIX MONTHS       TWELVE MONTHS
                                                   ENDED             ENDED
                                               APRIL 30, 1998   OCTOBER 31, 1997
                                               --------------   ----------------

    Amortization of the excess of costs over
       the value of net assets acquired        $       630,000   $    1,259,000

    Elimination of excess cash paid to
       shareholders                                   (300,000)      (1,200,000)
                                               ---------------   --------------
                                               $       330,000   $       59,000
                                               ===============   ==============

(10) Represents interest expense incurred at a rate of 6.75% in connection with the use of proceeds from the revolving credit facility.

(11) Represents the elimination of investment income from the $10.8 million cash used for the acquisition and elimination of interest income on assets not acquired as follows:

                                                 SIX MONTHS       TWELVE MONTHS
                                                    ENDED             ENDED
                                                APRIL 30, 1998  OCTOBER 31, 1997
                                                --------------  ----------------

     Lost investment income on $10.8 million
        at a rate of 5.35% at April 30, 1998,
        and 4.90% at October 31, 1997           $    (290,000)  $      (531,000)
     Elimination of interest income on
       assets not acquired                            (77,000)         (103,000)
                                                --------------  ---------------
                                                $    (367,000)  $      (634,000)
                                                ==============  ===============

(12) Represents the incremental Federal and state income taxes associated with the increase in pre-tax income from the acquisition.

(13) Represents the incremental minority interest of Lufthansa in the net income of McClain International, Inc.

(14) As reported in the Company's Form 10K/A Amendment No. 1 for the fiscal year ended October 31, 1997.

(15) Represents McClain's statement of operations for the year ended December 31, 1997.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 HEICO CORPORATION

Date:  August 4, 1998                   BY: /S/ THOMAS S. IRWIN
                                            -------------------------------
                                                       Thomas S. Irwin
                                                       Executive Vice President
                                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                 DESCRIPTION
-------                                 -----------

2. Stock Purchase Agreement dated as of June 9, 1998 among HEICO Aerospace Holdings Corp., McClain International Inc., Randolph S. McClain, Janet
         M. Wallace and Paul R. Schwinne (without schedules).

10.1 Agreement for the Sale and Purchase of Real Property by and among Randolph S. McClain and HEICO Aerospace Holdings Corp.

10.2 Credit Agreement among HEICO Corporation and SunTrust Bank, South Florida, N.A., as Agent, dated as of July 30, 1998.

99.1 Financial statements of McClain International Inc., for the six months ended June 30, 1998 (Unaudited).

99.2 Financial statements of McClain International Inc. for the years ended December 31, 1997 and December 31, 1996.